                                                                    EXHIBIT 10.3


                                PLEDGE AGREEMENT


       AGREEMENT dated as of December 23, 1997 among MEDAPHIS CORPORATION (with its successors, the "COMPANY"), each SUBSIDIARY GUARANTOR party hereto or which hereafter becomes a party hereto (with its successors, a "GRANTOR" and together with the Company, collectively, the "GRANTORS"), [MED FUNDING, INC.] (with its successors, "PURCHASER") on behalf of itself and as Collateral Agent (with its successors in such capacity, the "COLLATERAL AGENT") for the Secured Parties referred to below and, if it shall become a party hereto pursuant to Section 24, [WACHOVIA BANK, N.A.] (with its successors, ["WACHOVIA"]).


                              W I T N E S S E T H :

       WHEREAS, the Company, the Subsidiary Guarantors and Purchaser are parties to a Note Purchase Agreement of even date herewith (as the same may be amended from time to time, the "NOTE PURCHASE AGREEMENT"); and

       WHEREAS, in order to induce Purchaser to enter into the Note Purchase Agreement and to purchase the Notes issued pursuant to the Note Purchase Agreement, each of the Subsidiary Guarantors has guaranteed, pursuant to the Note Purchase Agreement and subject to the limitations contained therein, all of the obligations of the Company under the Notes and the other Financing Documents (as defined in the Note Purchase Agreement); and

       WHEREAS, in order to induce Purchaser to enter into the Note Purchase Agreement and to purchase the Notes issued pursuant to the Note Purchase Agreement, each Grantor has agreed to grant a continuing security interest in and to all of its right, title and interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents;

       WHEREAS, [Wachovia] and its affiliates provide cash management services for the Company and its Subsidiaries, and each Grantor has agreed to grant a continuing security interest in and to all of its right, title and interest in and to the Collateral to secure its Cash Management Services Obligations (as defined in the Note Purchase Agreement), subject to the limitations contained herein, if [Wachovia[ executes and delivers to the Collateral Agent a [Wachovia] Addendum (as defined herein);

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS. Terms defined in the Note Purchase Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

       "COLLATERAL" has the meaning assigned to such term in Section 3(a).

       "PLEDGED INSTRUMENTS" means (i) all notes described on Schedule 2 hereto and (ii) any notes or other instruments required to be pledged to the Collateral Agent pursuant to Section 3(b).

       "PLEDGED SECURITIES" means the Pledged Instruments and the Pledged Stock.

       "PLEDGED STOCK" means (i) all of the shares of the capital stock described on Schedule 1 attached hereto and (ii) any other shares of capital stock required to be pledged to the Collateral Agent pursuant to Section 3(b).

       "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all obligations in respect of principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or any Subsidiary Guarantor) on any
Note issued pursuant to the Note Purchase Agreement, (b) all other amounts payable under the Note Purchase Agreement or any other Financing Documents, (c) only if [Wachovia] shall become a party hereto pursuant to Section 24, all Cash Management Services Obligations, limited, however, as to this clause (c) to a maximum aggregate amount of $3,000,000 and excluding from this clause (c) any amounts arising from any failure of [Wachovia] and/or any of its affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

       "SECURED PARTIES" means (i) Purchaser, all other Holders and the Collateral Agent and (ii) only if it shall become a party hereto pursuant to
Section 24, [Wachovia].

       "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

       ["WACHOVIA"] means [Wachovia Bank, N.A.] and its successors.






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       "[WACHOVIA] ADDENDUM" an addendum to this Agreement duly executed by
[Wachovia] and the Collateral Agent, substantially in the form of Exhibit F to the Security Agreement dated as of the date hereof among the Company, the Grantors thereunder and the Collateral Agent, as amended.

       Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

       SECTION 2. REPRESENTATIONS AND WARRANTIES. The Grantors, jointly and severally, represent and warrant as follows:

              (a) Title to Pledged Securities. Each Grantor owns all of the Pledged Securities pledged by it hereunder, free and clear of any Liens other Permitted Liens. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Each Grantor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

              (b) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Instruments and certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 4 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. No Grantor has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

              (c) UCC Filing Locations. The chief executive office of each Grantor is located at its address set forth on the signature pages of the Note Purchase Agreement. Under the Uniform Commercial Code as in effect in the State in which such office is located, a local filing is required to perfect a security interest in collateral consisting of general intangibles.

       SECTION 3. THE SECURITY INTERESTS. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Grantor hereunder:




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              (a) Each Grantor hereby assigns and pledges to and with the
       Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, security interests in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Contemporaneously with the execution and delivery hereof, each Grantor is delivering to the Collateral Agent the Pledged Notes and certificates representing the Pledged Stock in pledge by it hereunder.

              (b) If any issuer of Pledged Securities at any time issues any additional or substitute shares of capital stock of any class or any substitute note, or owes any other Debt to any Grantor, such Grantor will immediately pledge and deposit with the Collateral Agent, for the benefit of the Secured Parties, certificates representing all such shares and such note or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

              (c) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

       SECTION 4. DELIVERY OF PLEDGED SECURITIES. All Pledged Instruments shall be delivered to the Collateral Agent by each Grantor pursuant hereto endorsed to the order of the Collateral Agent, for the benefit of the Secured Parties, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by each Grantor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

       SECTION 5. FURTHER ASSURANCES. (a) Each Grantor agrees that it will, at its expense and in such manner and form as the Collateral Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Collateral Agent to execute and file, in the name of such Grantor or otherwise, Uniform Commercial Code financing statements (which may





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be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

       (b) Each Grantor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Collateral Agent not less than 10 Business Days' prior notice thereof.

       SECTION 6. RECORD OWNERSHIP OF PLEDGED STOCK. If an Event of Default shall have occurred and be continuing, the Collateral Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Collateral Agent or its nominee. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of such Grantor and the Collateral Agent will promptly give to such Grantor copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee.

       SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL. The Collateral Agent, for the benefit of the Secured Parties, shall have the right to receive and, during the continuance of any Event of Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Grantor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by any Grantor shall be received in trust for the benefit of the Secured Parties and, if the Collateral Agent so directs during the continuance of an Event of Default, shall be segregated from other funds of such Grantor and shall, forthwith upon demand by the Collateral Agent during the continuance of an Event of Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Collateral Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Collateral Agent shall pay over to each Grantor any such Collateral retained by it during the continuance of a Default.

       SECTION 8. RIGHT TO VOTE PLEDGED STOCK. Unless an Event of Default shall have occurred and be continuing, each Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Collateral Agent shall, upon receiving a written request from any Grantor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Collateral Agent or its nominee as




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shall be specified in such request and be in form and substance satisfactory to the Collateral Agent.

       If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law and each Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

       SECTION 9. GENERAL AUTHORITY. Each Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, the Collateral Agent or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

              (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

              (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

              (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give a Grantor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral granted by such Grantor, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

       SECTION 10. REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as




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herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and
(ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (B) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. Each Grantor will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by




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the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

       SECTION 11. EXPENSES. The Company agrees that it will forthwith upon demand pay to each Secured Party:

              (a) the amount of any taxes which the Collateral Agent or any other Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

              (b) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Collateral Agent or any other Secured Party may incur in connection with
       (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Collateral Agent or any other Secured Party of any of the rights conferred upon it hereunder or (iv) any Default or Event of Default.

Any such amount not paid on demand shall, together with interest thereon until paid at an annual rate equal to 3% plus the rate announced from time to time by The Bank of New York as its prime rate, be Secured Obligations hereunder.

       SECTION 12. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith.

       SECTION 13. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of any Grantor's Collateral and any cash held in any Pledged Account (as





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defined in the Security Agreement) shall be applied by the Collateral Agent in the following order of priorities:

              FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to Section 10.04 of the Note Purchase Agreement or Section 11 hereof and unpaid fees owing to the Collateral Agent under the Note Purchase Agreement;

              SECOND, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

              FINALLY, to payment to such Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

       SECTION 14. CONCERNING THE COLLATERAL AGENT. The provisions of Section 10 of the Security Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties hereto and any other Secured Parties in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

              (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with its discretion.

              (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.





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       SECTION 15. APPOINTMENT OF CO-AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint a bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Collateral Agent with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

       SECTION 16. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the repayment in full of all Secured Obligations and the termination of the Commitment under the Note Purchase Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to each Grantor. Nothing in this Agreement shall prohibit a merger or consolidation otherwise permitted by Section 6.15(a) of the Note Purchase Agreement. If a merger or consolidation permitted thereby shall be consummated in which the issuer of any Pledged Stock is the not the surviving entity, and if at such time and after giving effect to such event no Default shall have occurred and be continuing, the Security Interests in such Pledged Stock shall terminate and the Collateral Agent shall return such Pledged Stock to the Grantor thereof. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral only with the prior written consent of the Majority Holders. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Company, execute, deliver and return to the Grantors such documents and instruments (including certificates representing Pledged Securities and any stock powers or other instruments of transfer) as the Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

       SECTION 17. NOTICES. All notices hereunder shall be given in accordance with Section 10.01 of the Note Purchase Agreement. In the case of [Wachovia], its address shall be as set forth on the [Wachovia] Addendum, or such other address as [Wachovia] may hereafter specify to the Company and the Collateral Agent for such purpose.

       SECTION 18. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any other Secured Party of any right under the Note Purchase Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.



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       SECTION 19. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Grantor and its successors and assigns.

       SECTION 20. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Grantor affected thereby and the Collateral Agent.

       SECTION 21. NEW YORK LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

       SECTION 22. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

       SECTION 23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

       SECTION 24. [WACHOVIA] ADDENDUM. From and after the date when the Collateral Agent shall receive a duly executed [Wachovia] Addendum, (i) the Cash Management Obligations will become Secured Obligations hereunder, subject to the limitations contained herein, and (ii) [Wachovia] shall become a Secured Party hereunder, and shall thereupon become entitled to the benefits, and be bound by the obligations, under this Agreement as a Secured Party, including without limitation Section 10 of the Security Agreement.






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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  MEDAPHIS CORPORATION


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  SUBSIDIARY GUARANTORS

                                  ASSETCARE, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  AUTOMATION ATWORK


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  BSG ALLIANCE/IT, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President




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


]                                 BSG CORPORATION



                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  BSG GOVERNMENT SOLUTIONS, INC.
                                 (FORMERLY KNOWN AS RAPID SYSTEMS
                                  SOLUTIONS, INC.)


                                  By:     /s/ Randolph L. M. Hutto
                                          -------------------------
                                          Name:  Randolph L. M. Hutto


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  CONSORT TECHNOLOGIES, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  GOTTLIEB'S FINANCIAL SERVICES, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President

                                  HEALTH DATA SCIENCES CORPORATION


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  MEDAPHIS HEALTHCARE INFORMATION
                                  TECHNOLOGY COMPANY (F/K/A MEDAPHIS
                                  SYSTEMS CORPORATION)


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  MEDAPHIS PHYSICIAN SERVICES
                                  CORPORATION


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  MEDAPHIS SERVICES CORPORATION
                                  (F/K/A MEDAPHIS HOSPITAL SERVICES CORPORATION)


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President


                                  MEDICAL MANAGEMENT SCIENCES, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President

                                  NATIONAL HEALTHCARE
                                  TECHNOLOGIES, INC.


                                  By:     /s/ Jerome H. Baglien
                                          -------------------------
                                          Name:  Jerome H. Baglien
                                          Title: Senior Vice President

                                  COLLATERAL AGENT

                                  [MED FUNDING, INC.], AS COLLATERAL AGENT


                                  By:
                                          --------------------------------
                                          Name:
                                          Title: